SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): July 14, 2005

WFS Receivables Corporation 3

(Exact name of registrant as specified in charter)

California	333-122876	94-3401639

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

444 East Warm Spring Road #116, Las Vegas, Nevada	89119

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (702) 407-4317

This filing relates to Registration Statement No. 333-122876 and to 333-126688

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

     In connection with the proposed offering of WFS Financial 2005-3 Owner Trust Auto Receivable Backed Notes, Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-4, Class B, Class C and Class D, are forms or copies of certain exhibits.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 25.1	Statement of Eligibility of Indenture Trustee

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFS RECEIVABLES CORPORATION 3

Date: July 18, 2005

/s/ KEITH FORD
Keith Ford, Assistant Vice President and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description	Page

25.1	Statement of Eligibility of Indenture Trustee

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